Eos Energy Enterprises and Cerberus Capital Management Announce Frontier Power USA to Deploy American-Made Long Duration Energy Storage at Scale Frontier Power USA is expected to be a purpose-built independent development and investment company utilizing Eos’ vertically integrated technology stack to accelerate gigawatt-scale deployment of American- made energy storage  2 GWh Firm Capacity Reservation Agreement: Eos entered into a 2 GWh Capacity Reservation Agreement securing dedicated manufacturing capacity for Frontier Power USA  ~$1.5 Billion Lender-Grade Technology Performance Insurance: A 15-year non-cancellable technology performance insurance policy framework secured with Ariel Green to accelerate multi- year project bankability  Cerberus $100 Million Commitment: Cerberus is anchoring Frontier Power USA with a $100 million equity commitment to accelerate project deployments and is extending its existing Eos lockup through year-end 2026  Eos Investment: Eos is expected to fund its equity contribution through a pro rata rights offering targeting approximately $150 million, allowing existing shareholders to maintain proportional economic interest in Eos’ participation in Frontier USA EDISON, N.J. and NEW YORK — May 13, 2026 — Eos Energy Enterprises, Inc. (NASDAQ: EOSE), America’s leading innovator in designing, manufacturing, and providing zinc-based long duration energy storage (LDES) systems sourced and manufactured in the United States, and Cerberus Capital Management, L.P. (“Cerberus”), one of the country's largest alternative investment firms, today announced the intention to capitalize Frontier Power USA, an independent development and investment company established to build, own, and operate a diversified portfolio of long-duration battery energy storage projects deploying Eos’ proprietary zinc bromide based Z3 technology with the strategy of becoming an Independent Power Producer (IPP). Frontier Power USA is expected to unify three core capabilities that have historically sat across multiple stakeholders: Eos’ vertically integrated technology stack, Cerberus’s institutional capital and operating experience, and a performance wrap to be provided by Ariel Green, which underwrites Z3 performance. The performance wrap underpins the structure and will allow project debt to achieve investment-grade characteristics at competitive terms. This combination is designed to compress the project lifecycle from commitment to first energy cycle and convert Eos’ opportunity pipeline or projects with secured interconnection and offtake into funded, under construction assets. Manufacturers in capital-intensive industries, from aviation to power generation, have long used financing vehicles to accelerate customer deployment, and those platforms have generated significant value for stakeholders over time. Frontier USA is targeting to be the first application of that proven playbook to long- duration energy storage.

2 Accelerated Project Deployment Eos and Frontier Power USA entered into a firm 2 GWh capacity reservation agreement, expanding Eos’ March 31, 2026 backlog. Frontier Power USA is expected to deploy this capacity across commercial and industrial applications, AI data centers, and utility-scale projects, drawing from a multi GWh project pipeline which is under active development. Firm Technology Performance Insurance (TPI) with Ariel Green Simplifying project bankability and accelerating asset deployment, Frontier Power USA has secured a firm Technology Performance Insurance (TPI) framework with Ariel Green, a division of Ariel Re and a leader in clean energy insurance. The framework contemplates a 15-year non-cancellable coverage, which will be sized at the project level with a multi-year total policy capacity of up to approximately $1.5 billion, written through highly rated insurance markets including syndicates at a Lloyd’s of London consortium (A+/AA-). This framework is designed to meet the risk and underwriting standards of institutional lenders. By providing consistent, long-term performance protection, the structure enables projects to be financed on investment-grade terms, supporting longer tenors and a lower cost of capital. Alongside this policy, Frontier Power USA is evaluating two complementary debt financing paths under the TPI framework: investment- grade-rated debt placed with institutional investors and captive insurance platforms, and project-level facilities with traditional commercial bank lenders. Anchored by Institutional Capital & Extensive Operating Experience Cerberus Capital Management is anchoring Frontier Power USA with a $100 million equity commitment and is concurrently extending its existing Eos lock-up through year end 2026; Cerberus is expected to receive Eos warrants, as well as controlling equity in Frontier Power USA in exchange for its commitment. The funding of Cerberus’s equity commitment is subject to certain closing conditions. As a standalone entity, Frontier Power USA will separate project-level capital from the Eos corporate balance sheet, allowing Eos to focus on technology development, manufacturing, and project execution. Frontier Power USA is expected to be led by a CEO with a deep operating track record in energy storage development and project finance, supported by a dedicated origination and structuring team. Rights Offering To fund its equity contribution in Frontier Power USA, Eos intends to launch a rights offering targeting approximately $150 million. In the rights offering, existing Eos common shareholders, including retail investors, would receive a distribution of subscription rights to purchase Eos securities along with receiving expected warrants. These rights would be distributed based on how much Eos common stock an existing shareholder owns as of the record date for the distribution, providing the opportunity to maintain proportional economic interest in Eos’ participation in Frontier. The structure is designed to broaden access, preserve flexibility for non-participating holders through transferability, and limit incremental dilution for those who exercise. The terms of any distribution of rights have not yet been determined, and the distribution is subject to conditions including board declaration of a distribution, shareholder approval of the increase in our authorized shares and certain other consents under our existing debt agreements. Strategic Rationale Frontier Power USA is expected to be a first-of-its kind: A vertically integrated BESS developer and planned IPP with direct OEM access from cell to software. The company will have direct access to an OEM at the cell IP level, through module and system architecture to the proprietary software layer, creating end-to-end integration that reduces the risks in third party assembled supply chains. It’s a purpose-built independent developer and IPP working in direct partnership with Eos and an expected embedded fully-funded financing vehicle.

3 It is expected to be a self-reinforcing growth engine. Cash flow generated by operating projects will be systematically reinvested into the platform, funding new project origination, accelerating Eos equipment deployment, and compounding the value of the integrated technology stack. Together, the platform is intended to:  Establish a scalable capital platform for gigawatt-scale Eos Z3 deployment in markets where long-duration storage is uniquely positioned to address grid resiliency and load growth  Optimize project economics through dedicated financing, expanded institutional capital access, and direct relationships with offtakes and infrastructure partners  Enable Eos shareholders to participate alongside strategic and institutional partners in long-term project-level value creation Management Commentary “We believe that Frontier Power USA will bring the speed and ability to scale that the grid urgently needs, at a time when the opportunity set is being driven by energy security requirements and sustained growth in power demand from electrification and AI. By pairing the company’s execution and deployment platform with Eos’ differentiated long-duration storage technology and expanding U.S. manufacturing base, we believe this model creates a credible path to delivering storage capacity at scale. The platform is designed to translate proven technology into reliable, deployable assets that can keep pace with the system’s evolving needs.” — Aaron Maczonis, Managing Director at Cerberus Capital Management. “As energy storage projects scale, bridging the gap between technology innovation and associated liabilities becomes essential. This transaction through Frontier Power USA shows how TPI can play that role, supporting both bankability and repeatable platform growth across the U.S.” — Jamie Daggett, Energy Storage Practice Lead, Ariel Green “Frontier Power USA changes the speed of long-duration storage financing and deployment, allowing customers to have faster access to capital and deep expertise in project development. We feel confident that this will give Eos a new growth trajectory as we continue to expand manufacturing capacity. The platform pairs our integrated technology stack with institutional capital and a lender-ready performance framework that is designed to deliver what matters most: electrons to the grid.” Mastrangelo concluded, “We believe the planned structure maintains shareholder alignment by allowing Eos investors to participate pro rata in Frontier’s Power USA’s growth via Eos ownership while ensuring project capital is governed independently and on arm’s-length commercial terms.” — Joe Mastrangelo, Chief Executive Officer Eos Energy About Eos Energy Enterprises Eos is accelerating the shift to American energy independence with positively ingenious solutions that transform how the world stores power. The Company’s BESS features the innovative Znyth™ technology, a proven chemistry with readily available non-precious earth components, that is the pre-eminent safe, non- flammable, secure, stable, and scalable alternative to conventional technology. The Company’s BESS is ideal for utility-scale, microgrid, commercial, and industrial long-duration energy storage applications (i.e., 4 to 16+ hours), and provides customers with significant operational flexibility to effectively address current and future increased grid demand and complexity. For more information about Eos (NASDAQ: EOSE), visit www.eose.com About Cerberus Founded in 1992, Cerberus is a global alternative investment firm with approximately $70 billion in assets across complementary credit, real estate, and private equity strategies. The firm invests across the capital

4 structure where it believes its integrated investment platforms and proprietary operating capabilities can help improve performance and drive long-term value. Cerberus’ tenured teams have experience working collaboratively across asset classes, sectors, and geographies as they seek to achieve strong risk-adjusted returns for investors. For more information, visit www.cerberus.com About Ariel Green Ariel Green provides Technology Performance Insurance (TPI) for the clean energy industry, deploying capital through customized long-term and non-cancellable risk management solutions. As a division of Ariel Re, a premier (re)insurance business and underwriters at Lloyd’s, our team is supported by the world’s leading insurance and reinsurance marketplace. Ariel Green brings deep expertise and a collaborative approach to developing insurance products that enable clean energy projects to secure financing, get built and begin operations. Learn more at www.arielgreen.com. Contacts Eos Investor Relations: ir@eose.com Eos Media: media@eose.com Cerberus Media: media@cerberus.com Forward-Looking Statements and Important Information Except for the historical information contained herein, the matters set forth in this press release are forward- looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding our expected revenue, for the fiscal year ended December 31, 2026, our path to profitability and strategic outlook, statements regarding orders backlog and opportunity pipeline, statements regarding the joint venture, the transactions related thereto, and any anticipated benefits of the joint venture, statements regarding our expectation that we can continue to increase product volume on our state-of-the-art manufacturing line, statements regarding our future expansion and its impact on our ability to scale up operations and increase margins, statements regarding the expected impact of DawnOSTM on efficiency operating costs, and grid-coordination, statements regarding the launch of IndensityTM and our expectations for the architecture and its expected energy density, statements regarding our expectation that we can continue to strengthen our overall supply chain, statements that refer to outlook, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to raise financing in the future; our ability to obtain stockholder approval of an increase to our authorized common stock; our ability to complete a rights offering to raise funds for purposes of capitalizing Frontier Power USA; risks associated with the joint venture, including the risk that the joint venture will not be completed on the anticipated terms if at all; risks associated with the credit agreement with Cerberus, including risks of default, and dilution of outstanding common stock; our customers’ ability to secure project financing; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act, including potential impacts from any repeal or modifications of the legislation; the timing and availability of future funding under the Department of Energy Loan Facility; our ability to continue to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately;

5 fluctuations in our revenue and operating results; competition from existing or new competitors; our ability to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to the U.S. trade environment; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions; and other risks and uncertainties indicated. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. This press release includes information about a proposed series of transactions, including the formation of a joint venture between us and CCM Frontier JV Holdco, LLC, an affiliate of Cerberus Capital Management ("Cerberus"), an investment by Cerberus of $100 million in the joint venture, a rights offering by us to fund our investment in the joint venture, and certain commercial arrangements to be entered into between us and Frontier Power USA Parent, LLC (collectively, the "Proposed Transactions"). We and Cerberus have entered into a binding term sheet with respect to the Proposed Transactions. However, the completion of the Proposed Transactions remains subject to a number of conditions and uncertainties, including the receipt of our shareholder approval to increase the authorized shares of our common stock, completion of the proposed rights offering, the receipt of required third party-approvals, including the approval of the Department of Energy, the negotiations and entry into definitive agreements for the Proposed Transactions and the negotiation of certain terms of the Proposed Transactions. While we currently intend to take the actions within our control to complete the Proposed Transactions on the contemplated terms and timeline, there can be no assurances that the Proposed Transactions will be completed on the contemplated terms or timeline or that the Proposed Transactions will be completed at all. This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, including any securities in a rights offering. There shall be no offer to sell or the solicitation of an offer to buy or any sale of subscription rights, common stock, warrants or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. Any rights offering will be made pursuant to our effective shelf registration statement, including a base prospectus, under the Securities Act of 1933, as amended, and a prospectus supplement to be filed with

6 the SEC. Any rights offering is subject to board declaration of a distribution, shareholder approval of the increase in our authorized shares and certain other consents under our existing debt agreements.